UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K


           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  January 18, 1996


                   PREMIER FINANCIAL SERVICES, INC.
        (Exact name of registrant as specified in its charter)

                       _________________________


           Delaware                 0-13425            36-2852290
 (State or other jurisdiction   (Commission file    (I.R.S. employer
     of incorporation or            number)       identification no.)
        organization)



                27 West Main Street                       61032
                Freeport, Illinois                     (Zip Code)
     (Address of principal executive offices)

   Registrant's telephone number, include area code:  (815) 233-3671



                            Not Applicable
      (Former name or former address, if changed since last year)



                         Page 1 of 106 pages
            Exhibit Index at sequentially numbered page 4.

Item 5.   Other Events.
          ------------

          On January 18, 1996, Premier Financial Services, Inc., a Delaware corporation ("Registrant"), and Northern Illinois Financial Corporation, an Illinois corporation ("Northern Illinois"), announced that they had reached an understanding on substantially all material terms to merge their assets and operations into a new financial services organization to be named Grand Premier Financial, Inc., as more fully described in the Press Release filed as Exhibit 99 to this Report. On January 22, 1996, (i) the Registrant, Northern Illinois and Grand Premier Financial, Inc., a newly formed Delaware corporation ("GPF"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), providing for the merger of the Registrant and Northern Illinois with and into GPF, and (ii) the Registrant and Northern Illinois entered into Stock Option Agreements pursuant to which the Registrant has granted Northern Illinois an option to acquire, under certain circumstances, up to 19.9% of the outstanding shares of the common stock of the Registrant, and Northern Illinois has granted the Registrant an option to acquire, under certain circumstances, up to 19.9% of the outstanding shares of common stock of Northern Illinois, subject in each case to the terms and conditions set forth therein. Copies of the Merger Agreement and the Stock Option Agreements are filed as exhibits to this Report. Consummation of the merger is subject to the receipt of required regulatory and shareholder approvals and the satisfaction of other terms and conditions set forth in the Merger Agreement.

Item 7(c).     Exhibits.
               --------

Exhibit 2           Agreement and Plan of Reorganization among
                    Northern Illinois Financial Corporation, Premier Financial Services, Inc., and Grand Premier
                    Financial, Inc., dated January 22, 1996.

Exhibit 10.1 Stock Option Agreement, dated January 22, 1996, between Northern Illinois Financial Corporation, as issuer, and Premier Financial Services, Inc., as grantee.

Exhibit 10.2 Stock Option Agreement, dated January 22, 1996, between Premier Financial Services, Inc., as issuer, and Northern Illinois Financial
                    Corporation, as grantee.

Exhibit 99          Press Release dated January 18, 1996.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Premier Financial Services, Inc.



Dated:  January 24, 1996           By: /s/ David L. Murray
                                      ------------------------------
                                         David L. Murray
                                         Executive Vice President and
                                           Chief Financial Officer

                             EXHIBIT INDEX
                             -------------


Exhibit                                                   Sequentially
                                                         Numbered Page

2              Agreement and Plan of Reorganization
               among Northern Illinois Financial
               Corporation, Premier Financial Services,
               Inc., and Grand Premier Financial, Inc.,
               dated January 22, 1996                                 5

10.1           Stock Option Agreement, dated January 22,
               1996, between Northern Illinois Financial
               Corporation, as issuer, and Premier Financial
               Services, Inc., as grantee.                           67

10.2           Stock Option Agreement, dated January 22,
               1996, between Premier Financial Services,
               Inc., as issuer, and Northern Illinois
               Financial Corporation, as grantee.                    85

99             Press Release dated January 18, 1996                 103